UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 19, 2005

NNN 2003 Value Fund, LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51295	20-122092
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(877) 888-7348

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 9, 2005, Triple Net Properties, LLC, or our manager, entered into a contract, or the Agreement, on behalf of our wholly-owned subsidiary, NNN VF Southwood Tower, LP, for the sale of our Southwood Tower property in Shenandoah, Texas to Rancho Pacific Development, an unaffiliated third party, for a sales price of $9,373,000. We owned, through this wholly-owned subsidiary, a 100% interest in the property.

On December 6, 2005, we entered into an Amendment to Purchase Agreement, or Amendment No. 1, that amended certain terms of the Agreement. Amendment No. 1 extended the escrow closing date to December 16, 2005 and directed the release of the buyer’s earnest money deposit of $300,000 to us. On December 15, 2005, we entered into a second Amendment to Purchase Agreement, or Amendment No. 2, to further extend the escrow closing date to December 19, 2005.

On December 19, 2005, our wholly-owned subsidiary, NNN VF Southwood Tower, LP, sold the Southwood Tower property. At closing, a property disposition fee was paid to Triple Net Properties Realty, Inc., or Realty, an affiliate of our manager, in the amount of $94,000, or 1% of the sales price, of which 75% was passed through to our manager pursuant to an agreement between our manager and Realty. Real estate sales commissions were paid to unaffiliated brokers in the amount of $375,000, or 4% of the sales price. We may reinvest the proceeds from the sale in real estate property that qualifies for like-kind exchange treatment under Section 1031 of the Internal Revenue Code.

The above descriptions of the Agreement, Amendment No. 1 and Amendment No. 2, are qualified in their entirety by: (i) the terms of the Agreement and the Addendum to Purchase Agreement filed as Exhibits 10.6 and 10.7 to our Quarterly Report filed on November 14, 2005; and (ii) the terms of Amendment No. 1 and Amendment No. 2, attached as Exhibits 10.1 and 10.2, respectively, of this Report.

Item 9.01 Financial Statements and Exhibits.

(b) Financial Statements

It is not practical to provide the required financial statements at this time. Such financial statements will be filed as an amendment to this report on Form 8-K/A no later than 71 days after the deadline for filing this Form 8-K.

(d) Exhibits

No. 10.1 – Amendment to Purchase Agreement dated as of December 6, 2005.
No. 10.2 – Amendment to Purchase Agreement dated as of December 15, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN 2003 Value Fund, LLC

December 22, 2005	By:	/s/ RICHARD T. HUTTON, JR.

Name: RICHARD T. HUTTON, JR.
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Amendment to Purchase Agreement dated as of December 6, 2005.
10.2	Amendment to Purchase Agreement dated as of December 15, 2005.